SECURITIES PURCHASE AGREEMENT ZANDER THERAPEUTICS, INC.

THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into by and among Zander Therapeutics, Inc., a Nevada corporation (the "Company") whose address is 4700 Spring Street, St 304, La Mesa, California 91942, and ______________("Purchaser '), a trust whose address is____________________.

The Securities offered have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirement of the Act. The Securities are being offered and sold only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

WHEREAS:

The Purchaser desires to purchase shares of the common stock of the Company ("Shares") in accordance with the terms and conditions set forth herein.

The Company desires to issue and sell Shares to the Purchaser in accordance with the terms and conditions set forth herein.

THEREFORE, IT IS AGREED AS FOLLOWS

1. Purchase Price

The purchase price per Share ('"Purchase Price"), payable in US Dollars, shall be $2.00 per Share.

2. Form of Payment

The Purchaser shall pay the Purchase Price per Share multiplied by that number of Shares Purchased by wire transfer of immediately available funds to the Company.

WIRE INSTRUCTIONS:

Zander Therapeutics Wire Instructions:

1

Issuance of Stock

10 business days subsequent to receipt of payment of the Purchase Price the Company shall issue to the Purchaser that number of Shares purchased

3. Purchaser's Representations and Warranties

(a)   As of the date hereof, the Purchaser is purchasing the Shares for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the "Act").

(b) The Purchaser is an '"accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.

(c)   The Purchaser and its advisors if any, have been, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Stocks which have been requested by the Purchaser or its advisors. Notwithstanding the foregoing, the Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to such disclosure to the Purchaser.

(d) Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(e)   The execution, delivery and performance of this Agreement by Purchaser does not and shall not constitute Purchaser's breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Purchaser is a party, or by which Purchaser is or may be bound.

4. Company's representations and warranties

(a) Company is a corporation duly organized, validly existing and in good standing under the laws of the state its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement without the consent, approval or

2

authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b)  The execution, delivery and performance of this Agreement by Company does not and shall not constitute Company's breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Company is a party, or by which Company is or may be bound.

5. Restricted Securities Acknowledgement

SHARES TO BE ISSUED PURSUANT TO THIS AGREEMENT WILL NOT BE REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

Purchaser acknowledges that any securities issued pursuant to this Agreement shall not be registered pursuant to the Securities Act of 1933 and shall constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Act, and shall contain the following restrictive legend:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ''ACT"), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS."

9. Entire Agreement

This Agreement constitutes a final written expression of all the terms of the Agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous Agreements, understandings, and representations between the parties.

10. Governing Law, Venue, Waiver Of Jury Trial

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in

3

California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

IN WITNESS WHEREOF, the parties have hereunto executed this Agreement

Zander Therapeutics, Inc.

/s/David Koos

David Koos, CEO

August 12,

2018

Purchaser

_______________

Purchaser

August 9 2018

Number of shares of common Stock Purchased: 50,000 shares

Total Purchase Price: $2 Per Share

4